Exhibit 10.3

LOAN MODIFICATION AND WAIVER AGREEMENT

This Loan Modification and Waiver Agreement (this “Loan Modification Agreement”) is entered into as of February 4, 2016 (the “Effective Date”), by and among (i) SOLAR SOLUTIONS AND DISTRIBUTION, LLC, a Colorado limited liability company (“Lender”), and (ii) REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris”) and REAL GOODS SYNDICATED, INC., a Delaware corporation (“Syndicated”), MERCURY ENERGY, INC., a Delaware corporation (“Mercury”), REAL GOODS SOLAR, INC. – MERCURY SOLAR, a New York corporation (“Mercury Solar”), ELEMENTAL ENERGY, LLC, a Hawaii limited liability company (“Elemental”), and SUNETRIC MANAGEMENT LLC, a Delaware limited liability company (“Sunetric,” and together with Real Goods Energy, Alteris, Syndicated, Mercury, Mercury Solar and Elemental, individually and collectively, jointly and severally, “Borrower”).

1.          ACKNOWLEDGMENT OF CERTAIN TERMS OF THE BINDING LETTER OF INTENT (LOI). Borrower and Lender acknowledge the following terms of the LOI executed by between Borrower and Lender on December 17, 2015:

(a)          Required Advance: Immediately after execution of this Loan Modification Agreement, Borrower shall request, and Lender shall advance, $1,675,134.05 (the “Borrower Receivable Amount”) to Borrower under the Revolving Line to pay all amounts due by Borrower to Lender as of February 4, 2016 under that certain Exclusive Master Supply Agreement by and between Borrower and Lender dated April 29, 2015 (the “Exclusive Master Supply Agreement”).

(b)          Repayment of Required Advance: Borrower will pay the Required Advance to Lender immediately upon its receipt of the Required Advance, but under no circumstances later than one (1) business day after its receipt of the Required Advance. Upon timely receipt of the Required Advance by Lender, the Borrower Receivable Amount is considered paid in full through February 4, 2016 for the purposes of the Exclusive Master Supply Agreement.

2.          RELEASE. Borrower acknowledges and agrees that as of the date hereof it has no offsets, defenses, causes of action, suits, damages, claims, or counterclaims against Lender, or its respective officers, directors, employees, attorneys, representatives, shareholders, predecessors, successors and assigns (collectively, the “Released Parties”) with respect to, in connection with, or arising from, the Loan Agreement, the other Loan Documents, the Assignment, any contracts, promises, commitments or other agreements to provide, arrange for, or obtain loans or other financial accommodations to or for Borrower, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, causes of action, suits, damages, claims, or counterclaims against one or more of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and Borrower RELEASES the Released Parties from any liability therefor.

3.          FUNDING OF BORROWING REQUESTS. Lender further agrees that following the date hereof, Lender shall promptly fund Borrower’s borrowing requests in accordance with the terms of the Loan Agreement as modified by the terms set forth in the LOI.

4.          FULL FORCE AND EFFECT. All terms and conditions of the Credit Agreement, as previously amended, not expressly modified by this Amendment shall remain in full force and effect as if this Amendment had not been executed and delivered.

5.          COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender.

[Signature page follows]

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This Loan Modification Agreement is executed as of the date first written above.

REAL GOODS ENERGY TECH, INC.	REAL GOODS SYNDICATED, INC.

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

REAL GOODS SOLOAR, INC.	ALTERIS RENEWABLES, INC.

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

MERCURY ENERGY, INC.	ELEMENTAL ENERGY, LLC

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

REAL GOODS SOLAR, INC. - MERCURY SOLAR	SUNETRIC MANAGEMENT LLC

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

RGS FINANCING, INC.

By:

Name: Dennis Lacey

Title: Chief Executive Officer

LENDER:

SOLAR SOLUTIONS AND DISTRIBUTION, LLC

By___________________________________

Name:________________________________

Title:_________________________________

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Acknowledgment and Agreement:

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Second Amended and Restated Unconditional Guaranty and a certain Second Amended and Restated Security Agreement, each dated as of June 6, 2014, and each document executed in connection therewith, and acknowledges, confirms and agrees that the Second Amended and Restated Unconditional Guaranty, Second Amended and Restated Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

REAL GOODS SOLAR, INC.

By:________________________________

Name: Dennis Lacey

Title: Chief Executive Officer

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